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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (date of earliest event reported): July 23, 1998





                        DIAMOND ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)






       New Jersey                     000-17953               22-2748019
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
      of incorporation)                                    Identification No.)

                             16818 Marquardt Avenue
                           Cerritos, California 90703
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (562) 921-3999



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Item 5.  OTHER EVENTS.

         On July 23, 1998, Diamond Entertainment Corporation ("Diamond") announced that it will commence a private offering of securities in conjunction with GalaxyNet International, Ltd., a Diamond subsidiary.

         The Press Release announcing the event is attached hereto as Exhibit
99.2 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          c)   Exhibits:

         Exhibit No. 99.2  Press Release of the Company, dated July 23, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            DIAMOND ENTERTAINMENT CORPORATION
                                            (Registrant)



Date:  July 23, 1998                        By:      /s/ James K.T. Lu
                                                     -----------------
                                                     James K.T. Lu, President


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